Exhibit 99.1

eSpeed Reports Second Quarter 2006 Results

Company Updates Outlook for Full Year 2006

NEW YORK – August 2, 2006 – eSpeed, Inc. (NASDAQ: ESPD), a leading developer of electronic marketplaces and related trading technology for the global capital markets, today reported results for the second quarter ended June 30, 2006.

Second Quarter 2006 Earnings

eSpeed reported a net loss of $0.4 million, or $0.01 per diluted share, for the second quarter of 2006 based on Generally Accepted Accounting Principles (GAAP). To reflect earnings generated from the Company's operations, eSpeed also reported non-GAAP net operating income of $1.8 million, or $0.04 per diluted share. The difference between non-GAAP net operating income and the GAAP net loss for the quarter occurred primarily due to $2.0 million in expenses relating to the relocation of the Company’s London office and $0.5 million in patent litigation costs, partially offset by a positive settlement of a tax-related matter of $0.3 million. All of these differences were net of tax.

For comparative purposes, eSpeed reported a GAAP net loss of $1.5 million, or $0.03 per diluted share, for the second quarter of 2005. For the same period, the Company reported non-GAAP net operating income of $1.9 million, or $0.04 per diluted share. The difference between non-GAAP net operating income and the GAAP net loss for the second quarter 2005 was $2.6 million in MTS-related expenses, $0.6 million for patent litigation costs, and a non-cash charge of less than $0.1 million related to business partner securities, all net of tax.

Second Quarter 2006 Revenues

eSpeed's total GAAP and non-GAAP operating revenues for the second quarter of 2006 were $39.0 million. The Company reported GAAP and non-GAAP total revenues of $37.5 million for the second quarter of 2005.

Fully electronic revenues were $17.3 million in the second quarter of 2006 compared to $18.8 million for the second quarter of 2005. Revenues from Software Solutions in the second quarter of 2006 were $11.5 million versus $10.4 million in the year ago period. Voice assisted and screen assisted revenues totaled $8.1 million in the second quarter of 2006 compared with $6.8 million in the second quarter of 2005. Non-GAAP pre-tax operating margin was 7.3 percent in the second quarter of 2006.

See ‘‘Non-GAAP Financial Measures’’ below for a detailed description of the Company’s non-GAAP financial measures.

Second Quarter 2006 Volume and Transactions on the eSpeed System

Fully electronic volume on the eSpeed system, excluding new products, was $10.2 trillion for the second quarter of 2006, up 43.9 percent from $7.1 trillion in the second quarter of 2005. eSpeed's voice-assisted volume for the second quarter of 2006 was $8.6 trillion, an increase of 16.4 percent over the $7.4 trillion reported in the second quarter of 2005.

Fully electronic volume on the eSpeed system for new products, which the Company defines as foreign exchange, interest rate swaps, futures and repos, was $744 billion for the second quarter of 2006, up 47.0 percent against the $506 billion reported in the second quarter of 2005.

Cash Flow & Cash

eSpeed generated cash flow from operations of $4.3 million during the second quarter of 2006, compared with $8.6 million during the comparable period in 2005. The Company also reports free cash flow, which it defines as cash from operations less net cash used in investing activities, including capital expenditures. eSpeed’s free cash flow was $0.8 million for the second quarter of 2006 and

$0.2 million in the year-earlier period. Excluding related party receivables and payables, free cash flow for the second quarter of 2006 was $6.1 million compared with $4.1 million in the year-ago quarter. As of June 30, 2006, eSpeed's cash and cash equivalents were approximately $178.2 million.

Outlook

For the third quarter of 2006, eSpeed expects to generate non-GAAP operating revenues in excess of $38 million and expects non-GAAP net operating income to be in the range of $0.02 to $0.03 per diluted share.

For full year 2006, eSpeed now expects to generate non-GAAP operating revenues in excess of $154 million, up from the previous outlook of $152 million. The Company now expects non-GAAP operating expenses to be towards the lower end of its previously stated range of $144 million to $147 million. eSpeed currently expects full year 2006 non-GAAP net operating income to be in the range of $0.10 to $0.12 per diluted share, which is an increase from the prior range of $0.07 to $0.10 per diluted share.

The Company will host a conference call on Thursday, August 3, 2006 at 8:30 a.m EDT, to discuss the above results. To listen to the call via audio webcast, please visit www.espeed.com. Please note: listeners must have a Real Media or Windows Media plug in and headphones or speakers to listen to the webcast.

Non-GAAP Financial Measures

To supplement eSpeed's consolidated financial statements presented in accordance with GAAP and to better reflect the Company's quarter-over-quarter and comparative year-over-year operating performance, eSpeed uses non-GAAP financial measures of revenues, net income and earnings per share, which are adjusted to exclude certain expenses and gains. In addition, the Company provides a computation of free cash flow. These non-GAAP financial measurements do not replace the presentation of eSpeed's GAAP financial results but are provided to improve overall understanding of the Company's current financial performance and its prospects for the future. Specifically, eSpeed believes the non-GAAP financial results provide useful information to both management and investors regarding certain additional financial and business trends relating to the Company's financial condition and results from operations. In addition, eSpeed's management uses these measures for reviewing the Company's financial results and evaluating eSpeed's financial performance. For the second quarter of 2006, the difference between GAAP net income and non-GAAP net operating income was $2.2 million, net of tax. eSpeed considers ‘‘non-GAAP net operating income’’ to be after-tax income generated from the Company's continuing operations excluding certain non-recurring or non-core items such as, but not limited to, asset impairments, litigation judgments, costs or settlements, restructuring charges, costs related to potential acquisitions, charitable contributions, insurance proceeds, business partner securities, gains or losses on investments and similar events. The amortization of patent costs and associated licensing fees (including those made in settlement of litigation) from such patents are generally treated as operating items. Material judgments or settlement amounts paid or received and impairments to all or a portion of such assets are generally treated as non-operating items. Management does not provide guidance of GAAP net income because certain items identified as excluded from non-GAAP net operating income are difficult to forecast.

About eSpeed, Inc.

eSpeed, Inc. (NASDAQ: ESPD) is a leader in developing and deploying electronic marketplaces and related trading technology that offers traders access to the most liquid, efficient and neutral financial markets in the world. eSpeed operates multiple buyer, multiple seller real-time electronic marketplaces for the global capital markets, including the world's largest government bond markets and other fixed income and foreign exchange marketplaces. eSpeed's suite of marketplace tools provides end-to-end transaction solutions for the purchase and sale of financial products over eSpeed's global private network or via the Internet. eSpeed's neutral platform, reliable network, straight-through processing and superior products make it the trusted source for electronic trading at the world's largest fixed income and foreign exchange trading firms and major exchanges. To learn more, please visit www.espeed.com.

Discussion of Forward-Looking Statements by eSpeed, Inc.

The information in this press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based upon current expectations that involve risks and uncertainties. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Our actual results and the timing of certain events may differ significantly from the results discussed in the forward-looking statements. Factors that might cause or contribute to such a discrepancy include, but are not limited to, our relationship with Cantor Fitzgerald and its affiliates, the costs and expenses of developing, maintaining and protecting our intellectual property, including judgments or settlements paid or received and their related costs, the possibility of future losses and negative cash flow from operations, the effect of market conditions, including trading volume and volatility, our pricing strategy and that of our competitors, our ability to develop new products and services, to enter new markets, to secure and maintain market share, to enter into marketing and strategic alliances, to hire new personnel, to expand the use of our electronic system, to induce clients to use our marketplaces and services and to effectively manage any growth we achieve, the effects of the attacks on the World Trade Center on September 11, 2001, and other factors that are discussed under ‘‘Risk Factors’’ in eSpeed’s Annual Report on Form 10-K filed with the Securities and Exchange Commission. We believe that all forward-looking statements are based upon reasonable assumptions when made; however, we caution that it is impossible to predict actual results or outcomes or the effects of risks, uncertainties or other factors on anticipated results or outcomes and that, accordingly, you should not place undue reliance on these statements. Forward-looking statements speak only as of the date when made, and we undertake no obligation to update these statements in light of subsequent events or developments. Actual results and outcomes may differ materially from anticipated results or outcomes discussed in forward-looking statements.

Contact:

Media:
Gavin Anderson & Company
Tristan B. Peniston-Bird
212-515-1933
TPeniston-Bird@GavinAnderson.com

OR

Adrian Thomas
44-207-894-8647
athomas@espeed.com

Investors:

Jason McGruder
212-829-4988
jmcgruder@espeed.com

eSpeed, Inc and Subsidiaries
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
(in thousands, except share and per share data)

	June 30, 2006	December 31, 2005
	(Unaudited)
Assets
Cash and cash equivalents	$37,495	$37,070
Reverse repurchase agreements with related parties	140,666	141,365
Total cash and cash equivalents	178,161	178,435
Fixed assets, net	56,412	58,291
Investments	7,787	7,742
Goodwill	12,184	12,184
Other intangibles, net	9,820	11,356
Receivables from related parties	8,627	4,345
Other assets	15,831	8,581
Total assets	$288,822	$280,934
Liabilities and Stockholders' Equity
Current liabilities:
Payables to related parties	4,099	7,588
Accounts payable and accrued liabilities	26,619	19,649
Total current liabilities	30,718	27,237
Deferred income	7,384	7,593
Total liabilities	38,102	34,830
Commitments and Contingencies	—	—
Stockholders' Equity:
Class A common stock, par value $.01 per share; 200,000,000 shares authorized; 35,541,521 and 34,387,380 shares issued at June 30, 2006 and December 31, 2005, respectively	355	343
Class B common stock, par value $.01 per share; 100,000,000 shares authorized; 21,139,270 and 22,139,270 shares issued and outstanding at June 30, 2006 and December 31, 2005, respectively convertible to Class A common stock	211	221
Additional paid-in capital	298,274	294,987
Unearned stock based compensation	(763)	(1,592)
Treasury stock, at cost; 6,449,991 and 6,488,047 shares of Class A common stock at June 30, 2006 and December 31, 2005, respectively	(62,132)	(62,486)
Retained earnings	14,775	14,631
Total stockholders' equity	250,720	246,104
Total liabilities and stockholders' equity	$288,822	$280,934

eSpeed, Inc. and Subsidiaries
CONSOLIDATED STATEMENTS OF INCOME IN ACCORDANCE WITH GAAP (unaudited)
(in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30, 2006	June 30, 2005	June 30, 2006	June 30, 2005
Revenues:
Transaction revenues
Fully electronic transactions with related parties	$15,704	$18,804	$31,385	$39,241
Fully electronic transactions with unrelated parties	1,601	—	2,639	—
Total fully electronic transactions	17,305	18,804	34,024	39,241
Voice-assisted brokerage transactions with related parties	6,648	6,444	13,903	12,938
Screen-assisted open outcry transactions with related parties	1,438	403	2,864	810
Total transaction revenues	25,391	25,651	50,791	52,989
Software Solutions fees from related parties	7,897	6,657	15,388	12,761
Software Solutions and licensing fees from unrelated parties	3,572	3,765	7,371	7,942
Insurance recovery	—	—	3,500	—
Interest income	2,093	1,382	4,455	2,667
Total revenues	38,953	37,455	81,505	76,359
Expenses:
Compensation and employee benefits	12,372	12,890	26,230	25,941
Amortization of software development costs and other intangibles	5,627	4,504	12,517	9,170
Other occupancy and equipment	11,646	7,536	20,279	14,945
Professional and consulting fees	2,225	2,129	4,135	5,070
Communications and client networks	2,000	1,882	4,027	3,638
Marketing	265	369	597	862
Administrative fees to related parties	3,670	3,422	7,097	7,299
Amortization of business partner and non-employee securities	—	143	19	260
Acquisition related costs	—	4,124	—	4,124
Other expenses	1,915	2,863	3,960	5,354
Total operating expenses	39,720	39,862	78,861	76,663
(Loss) income before income taxes	(767)	(2,407)	2,644	(304)
Income tax (benefit) provision	(391)	(949)	1,000	(185)
Net (loss) income	$(376)	$(1,458)	$1,644	$(119)
Per share data:
Basic (loss) earnings per share	$(0.01)	$(0.03)	$0.03	$(0.00)
Diluted (loss) earnings per share	$(0.01)	$(0.03)	$0.03	$(0.00)
Basic weighted average shares of common stock outstanding	50,142	51,281	50,207	52,205
Diluted weighted average shares of common stock outstanding	50,142	51,281	51,150	52,205

eSpeed, Inc. and Subsidiaries
NON-GAAP CONSOLIDATED STATEMENTS OF INCOME (unaudited)
(in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30, 2006	June 30, 2005	June 30, 2006	June 30, 2005
Revenues:
Transaction revenues
Fully electronic transactions with related parties	$15,704	$18,804	$31,385	$39,241
Fully electronic transactions with unrelated parties	1,601	—	2,639	—
Total fully electronic transactions	17,305	18,804	34,024	39,241
Voice-assisted brokerage transactions with related parties	6,648	6,444	13,903	12,938
Screen-assisted open outcry transactions with related parties	1,438	403	2,864	810
Total transaction revenues	25,391	25,651	50,791	52,989
Software Solutions fees from related parties	7,897	6,657	15,388	12,761
Software Solutions and licensing fees from unrelated parties	3,572	3,765	7,371	7,942
Interest income	2,093	1,382	4,056	2,667
Total non-GAAP revenues	38,953	37,455	77,606	76,359
Expenses:
Compensation and employee benefits	12,797	12,890	26,431	25,941
Amortization of software development costs and other intangibles	5,627	4,504	11,354	9,170
Other occupancy and equipment	8,383	7,536	16,372	14,945
Professional and consulting fees	1,435	1,093	2,598	2,052
Communications and client networks	2,000	1,882	4,027	3,638
Marketing	265	369	597	862
Administrative fees to related parties	3,670	3,422	7,097	7,299
Other expenses	1,915	2,863	3,961	5,354
Total non-GAAP operating expenses	36,092	34,559	72,437	69,261
Non-GAAP income before income taxes	2,861	2,896	5,169	7,098
Non-GAAP income tax provision	1,015	1,026	1,956	2,552
Non-GAAP net operating income	1,846	1,870	3,213	4,546
Non-operating (loss) income:
Amortization of business partner and non-employee securities, net of tax	—	(92)	(11)	(166)
Litigation costs, net of tax	(513)	(638)	(955)	(1,901)
Acquisition related costs, net of tax	—	(2,598)	—	(2,598)
Accelerated depreciation, net of tax	—	—	(689)	—
Office relocation cost, net of tax	(1,978)	—	(2,360)	—
Tax settlement, net of tax	269	—	373	—
Insurance recovery, net of tax	—	—	2,073	—
Total non-operating loss	(2,222)	(3,328)	(1,569)	(4,665)
Net (loss) income	$(376)	$(1,458)	$1,644	$(119)
Per share data:
Basic non-GAAP income before income taxes per share	$0.06	$0.06	$0.10	$0.14
Basic non-GAAP tax provision per share	$0.02	$0.02	$0.04	$0.05
Basic non-GAAP net operating income per share	$0.04	$0.04	$0.06	$0.09
Basic non-operating (loss) income per share	$(0.05)	$(0.07)	$(0.03)	$(0.09)
Basic GAAP (loss) earnings per share	$(0.01)	$(0.03)	$0.03	$(0.00)
Diluted non-GAAP income before income taxes per share	$0.06	$0.06	$0.10	$0.14
Diluted non-GAAP tax provision per share	$0.02	$0.02	$0.04	$0.05
Diluted non-GAAP net operating income per share	$0.04	$0.04	$0.06	$0.09
Diluted non-operating (loss) income per share	$(0.05)	$(0.07)	$(0.03)	$(0.09)
Diluted GAAP (loss) earnings per share	$(0.01)	$(0.03)	$0.03	$(0.00)
Basic weighted average shares of common stock outstanding	50,142	51,281	50,207	52,205
Diluted weighted average shares of common stock outstanding	50,142	51,281	51,150	52,205
Additional data:
Non-GAAP pre-tax operating margin	7.3%	7.7%	6.7%	9.3%

eSpeed, Inc. & Subsidiaries
CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited)
(in thousands)

	Three Months Ended		Six Months Ended
	June 30, 2006	June 30, 2005	June 30, 2006	June 30, 2005
Cash flows from operating activities:
Net (loss) income	$(376)	$(1,458)	$1,644	$(119)
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	9,008	7,072	18,853	14,170
Gain on insurance recovery from related parties	—	—	(3,500)	—
Equity in net loss (income) of unconsolidated investments	(23)	(6)	(45)	15
Deferred income tax expense	(1,707)	(566)	(602)	(443)
Stock based compensation	509	679	1,082	1,332
Tax benefit from employee stock option exercises	24	46	93	84
Excess tax benefits from stock based comp	8	—	(39)	—
Issuance of securities under employee benefit plan	—	63	—	125
Changes in operating assets and liabilities:
Receivable from related parties	(4,068)	(6,060)	(4,676)	(4,430)
Other assets	(4,119)	525	(7,230)	(498)
Payable to related parties	(1,225)	2,154	(3,489)	(2,667)
Accounts payable and accrued expenses	6,380	6,207	7,479	2,324
Deferred income	(105)	(105)	(209)	(209)
Net cash provided by operating activities	4,306	8,551	9,361	9,684
Cash flows from investing activities:
Insurance proceeds from related parties	3,500	—	3,500	0
Purchase of fixed assets	(2,563)	(3,853)	(4,668)	(7,466)
Capitalization of software development costs	(4,115)	(3,944)	(8,300)	(9,523)
Capitalization of patents and related defense costs	(334)	(591)	(575)	(1,099)
Net cash used in investing activities	(3,512)	(8,388)	(10,043)	(18,088)
Cash flows from financing activities:
Purchase of Class A common stock	—	(7,827)	—	(19,437)
Proceeds from exercises of stock options and warrants	128	208	369	312
Excess tax benefits from stock based comp	(8)	—	39	—
Receivable from broker on stock option exercises	—	(49)	—	—
Net cash provided by (used in) financing activities	120	(7,668)	408	(19,125)
Net increase (decrease) in cash and cash equivalents	914	(7,505)	(274)	(27,529)
Cash and cash equivalents at beginning of period	12,195	12,960	37,070	19,884
Reverse repurchase agreements with related parties at beginning of period	165,052	176,704	141,365	189,804
Total cash and cash equivalents at beginning of period	177,247	189,664	178,435	209,688
Cash and cash equivalents at end of period	37,495	20,567	37,495	20,567
Reverse repurchase agreements with related parties at end of period	140,666	161,592	140,666	161,592
Total cash and cash equivalents at end of period	$178,161	$182,159	$178,161	$182,159
Supplemental cash information:
Cash paid for income taxes	$99	$—	$99	$21
Dividend distribution to Cantor	—	—	1,500	—
Contribution of license from Cantor	—	—	1,500	—
Conversion of Class B common stock to Class A common stock	—	—	10	—

eSpeed, Inc. & Subsidiaries
CONSOLIDATED STATEMENTS OF FREE CASH FLOWS (unaudited)
(in thousands)

	Three Months Ended		Six Months Ended
	June 30, 2006	June 30, 2005	June 30, 2006	June 30, 2005
Non-GAAP income before income taxes	$2,861	$2,896	$5,169	$7,098
Depreciation and amortization	9,008	7,072	18,853	14,170
Other non-cash and non-operating items	(3,134)	(4,566)	(1,527)	(5,929)
Non-GAAP income before income taxes adjusted for depreciation, amortization and other	8,735	5,402	22,495	15,339
Income tax (provision) benefit on non-GAAP operating income	(1,015)	(1,026)	(1,956)	(2,552)
Income tax benefit (provision) on non-operating income (loss)	1,406	1,976	956	2,738
Deferred income tax expense	(1,707)	(566)	(602)	(443)
Tax benefit from stock option exercises	24	46	93	84
Income taxes paid	99	—	99	21
(Increase) decrease in current income tax payable	(1,193)	430	(1,410)	(152)
Changes in related party receivable and payable, net	(5,293)	(3,907)	(11,665)	(7,098)
Changes in other operating assets and liabilities, net	2,057	6,626	(59)	1,595
Net cash provided by operating activities	4,306	8,551	9,361	9,684
Insurance proceeds from related parties	3,500	—	3,500	—
Purchases of fixed assets	(2,563)	(3,853)	(4,668)	(7,466)
Capitalization of software development costs	(4,115)	(3,944)	(8,300)	(9,523)
Capitalization of patents and related defense costs	(334)	(591)	(575)	(1,099)
Free cash flows	794	163	(682)	(8,404)
Related party receivable and payable, net	5,293	3,907	11,665	7,098
Free cash flows, net of related party activity	$6,087	$4,070	$10,983	$(1,306)

eSpeed, Inc. and Subsidiaries
RECONCILIATION of NON-GAAP FINANCIAL MEASURES TO GAAP (unaudited)
(in thousands)

	Three Months Ended		Six Months Ended
	June 30, 2006	June 30, 2005	June 30, 2006	June 30, 2005
Total non-GAAP revenues	$38,953	$37,455	$77,606	$76,359
Insurance proceeds [a]	—	—	3,500	—
Tax settlement [b]	—	—	399	—
Total GAAP revenues	$38,953	$37,455	$81,505	$76,359
Total non-GAAP operating expenses	$36,092	$34,559	$72,437	$69,261
Amortization of business partner and non-employee securities [c]	—	143	19	260
Litigation costs [d]	790	1,036	1,537	3,018
Tax settlement [e]	(425)	—	(201)	—
Accelerated amortization [f]	—	—	1,162	—
Office relocation costs [g]	3,263	—	3,907	—
Acquisition related costs [h]	—	4,124	—	4,124
Total GAAP operating expenses	$39,720	$39,862	$78,861	$76,663
Non-GAAP income before income taxes	$2,861	$2,896	$5,169	$7,098
Sum of reconciling items = [a] + [b] – [c] – [d] – [e] – [f] – [g] – [h]	(3,628)	(5,303)	(2,525)	(7,402)
GAAP (loss) income before income taxes	$(767)	$(2,407)	$2,644	$(304)
Non-GAAP income tax provision	$1,015	$1,026	$1,956	$2,552
Income tax expense on non-operating income [i]	(1,406)	(1,975)	(956)	(2,737)
GAAP income tax provision	$(391)	$(949)	$1,000	$(185)
Non-GAAP net operating income	$1,846	$1,870	$3,213	$4,546
Sum of reconciling items = [a] + [b] – [c] – [d] – [e] – [f] – [g] – [h] – [i]	(2,222)	(3,328)	(1,569)	(4,665)
GAAP net (loss) income	$(376)	$(1,458)	$1,644	$(119)

eSpeed, Inc. and Subsidiaries
Quarterly Market Activity Report

The following table provides certain volume and transaction count information on the eSpeed system for the periods indicated.

						% Change	% Change
Volume (in billions)	2Q05	3Q05	4Q05	1Q06	2Q06	2Q06 vs 1Q06	2Q06 vs 2Q05
Fully Electronic Volume – Excluding New Products	7,111	8,014	7,500	8,957	10,235	14.3%	43.9%
Fully Electronic Volume – New Products*	506	376	540	524	744	42.0%	47.0%
Voice-Assisted Volume	7,401	8,576	7,608	8,093	8,618	6.5%	16.4%
Total Electronic Volume	15,018	16,966	15,648	17,574	19,597	11.5%	30.5%
Electronic Transaction Count
Fully Electronic Transactions – Excluding New Products	1,304,403	1,642,579	1,640,167	1,971,347	2,035,458	3.3%	56.0%
Fully Electronic Transactions – New Products*	91,408	115,483	111,801	131,700	138,421	5.1%	51.4%
Voice-Assisted Transactions	215,229	224,291	193,742	228,124	202,600	(11.2%)	(5.9%)
Total Transactions	1,611,040	1,982,353	1,945,710	2,331,171	2,376,479	1.9%	47.5%
eSpeed Equities Direct Access (Number of Shares Traded In Millions)	178	154	147	203	171	(15.7%)	(4.0%)
Trading Days	64	64	61	62	63

*	New Products defined as Foreign Exchange, Interest Rate Swaps, Repos and Futures. CBOT Futures volume calculated based on per contract notional value of $200,000 for the two year contract and $100,000 for all others.

Global Interest Rate Futures Volume(1)
CBOT – US Treasury Contracts	120,086,840	109,470,625	101,854,952	127,606,543	128,443,758	0.7%	7.0%
CME – Euro $ Contracts	117,034,054	105,199,005	97,306,869	117,284,097	127,350,219	8.6%	8.8%
EUREX – Bund Contracts	80,150,635	66,780,116	68,817,862	85,217,459	88,078,646	3.4%	9.9%
Fed UST Primary Dealer Volume (in billions)(2)
UST Volume	36,749	34,554	32,820	34,810	33,688	(3.2%)	(8.3%)
Average Daily UST Volume	574	540	538	561	535	(4.8%)	(6.9%)
NYSE – Volume (shares traded) – in millions(3)	100,439	98,074	105,879	108,447	121,582	12.1%	21.1%
Transaction Value – in millions	3,456,359	3,513,352	3,738,882	4,072,426	4,627,787	13.6%	33.9%
NASDAQ – Volume (shares traded) – in millions(4)	112,473	104,927	110,647	128,566	134,155	4.3%	19.3%
Transaction Value – in millions	2,467,331	2,353,027	2,584,578	3,070,980	3,031,230	(1.3%)	22.9%

Sources: (1)	Futures Industry Association – Monthly Volume Report – (www.cbot.com, www.cme.com, www.eurexchange.com)

(2)	www.ny.frb.org/pihome/statistics/dealer – Federal Reserve Bank

(3)	NYSE – www.nyse.com

(4)	NASDAQ – www.marketdata.nasdaq.com

Fiscal Year 2005	Jan'05	Feb'05	Mar'05	Apr'05	May'05	Jun'05
Volume Data (in billions)
Fully Electronic	2,027	2,229	2,565	2,524	2,499	2,595
Voice	1,550	1,628	1,548	1,922	2,116	3,363
Total	3,577	3,857	4,113	4,445	4,614	5,959
Transaction Count
Fully Electronic	341,336	362,482	422,970	440,972	452,148	502,691
Voice	64,431	59,901	64,797	64,006	67,051	84,172
Total	405,767	422,383	487,767	504,978	519,199	586,863
Trading Days	20	19	22	21	21	22

Fiscal Year 2006	Jan'06	Feb'06	Mar'06	Apr'06	May'06	Jun'06
Volume Data (in billions)
Fully Electronic	2,994	2,923	3,564	3,320	3,870	3,789
Voice	2,545	2,502	3,046	2,415	3,254	2,949
Total	5,539	5,425	6,609	5,735	7,124	6,738
Transaction Count
Fully Electronic	672,749	643,969	786,329	685,273	782,203	706,403
Voice	76,852	70,844	80,428	59,405	73,679	69,516
Total	749,601	714,813	866,757	744,678	855,882	775,919
Trading Days	20	19	23	19	22	22

Trading Days
2006
Q1	Q2	Q3	Q4
62	63	63	62
2005
Q1	Q2	Q3	Q4
61	64	64	61